Subsequent events	12 Months Ended
Dec. 31, 2021
Disclosure of Subsequent Events Explanatory [Abstract]
Subsequent events
18.	Subsequent events

a)	Subsequent to December 31, 2021, the Company entered into an agreement selling a secured note (“Note”) that is to be exchanged at maturity for a 60% gross silver royalty (the “Silver Royalty”) on the KSM project to Sprott Resource Streaming and Royalty Corp. and Ontario Teachers’ Pension Plan (jointly, the “Investors”) for US$225 million. The Note bears interest at 6.5% per annum, payable quarterly in arrears.

b)	Subsequent to the year ended December 31, 2021, the Company entered into a Facilities Agreement with British Columbia Hydro and Power Authority ("BC Hydro") to construct and supply hydro-sourced electricity to the KSM project.

The cost to complete the construction is estimated to be $28.9 million of which the Company paid $6.6 million to BC Hydro during February 2022, with an additional $1.2 million due in the second quarter of 2022 and $21.1 million due in 2023. In addition, the Facilities Agreement requires $54.2 million in security or cash from the Company for BC Hydro system reinforcement which is required to make the power available of which the Company paid $10 million to BC Hydro in February 2022, and an additional $11.2 million due in the second quarter of 2022 and $33 million due in 2023. The $54.2 million system reinforcement security will be forgiven annually, over a period of less than 8 years, based on project power consumption.